Exhibit 10.2

AMENDMENT NO. 6 TO LOAN AGREEMENT

This Amendment No. 6 to Loan Agreement (the “Amendment”) dated as of July  , 2025, is between Bank of America, N.A. (the “Bank”) and Lakeland Industries, Inc., a Delaware corporation (the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of June 25, 2020, as amended by that certain Amendment No. 1 to Loan Agreement dated as of June 18, 2021, as further amended by that certain Amendment No. 2 to Loan Agreement dated as of March 3, 2023, as further amended by that certain Amendment No. 3 to Loan Agreement dated as of November 29, 2023, as further amended by that certain Amendment No. 4 to Loan Agreement dated as of March 28, 2024, and as further amended by that certain Amendment No. 5 to Loan Agreement dated as of December 12, 2024 (together with any previous amendments, the “Agreement”).

B. The Bank and the Borrower desire to further amend the Agreement. This Amendment shall be effective on July  , 2025, subject to any conditions stated in this Amendment.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1	Paragraph 7.6 is hereby amended and restated to read in its entirety as follows:

“7.6 Other Debts.

Not to have outstanding or incur any direct or contingent liabilities or lease obligations (other than those to the Bank or to any affiliate of the Bank), or become liable for the liabilities of others, without the Bank’s written consent. This does not prohibit:

(a)	Acquiring goods, supplies, or merchandise on normal trade credit.

(b)

Liabilities, lines of credit and leases in existence on the date of Amendment No. 3 to Loan Agreement, dated as of November 29, 2023, executed by Borrower and Bank, disclosed in writing to the Bank in the Borrower’s most recent financial statement, or liabilities incurred for (i) financing the acquisition by Borrower of one hundred percent (100%) of the equity interest of Pacific Helmets NZ Ltd. (the “New Zealand Acquisition”), (ii) for general working capital purposes and forward exchanges purposes of Pacific Helmets NZ Ltd, or (iii) Bank, or an affiliate of Bank, extending a revolving line of credit in the amount of One Million U.S. Dollars ($1,000,000.00) to WeiFang Lakeland Safety Products Co., Ltd. (the “WeiFang Revolver”).

(c)	Leases of real estate in the ordinary course of business.

(d)

Lines of credit or liabilities incurred for financing the acquisition by Borrower of subsidiaries in foreign countries where the Bank lacks a physical presence, and for general working capital purposes and forward exchanges purposes related to such acquisitions; provided, however, the aggregate of such lines of credit and liabilities shall not exceed the local currency equivalent of $10,000,000.00 USD.

(e)	Purchase money indebtedness, including capital leases, not exceeding an aggregate of $5,000,000 in principal outstanding at any one time.”

2.2	Paragraph 7.7 is hereby amended and restated in its entirety as follows:

“7.7 Other Liens.

Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrower and each Related Party now or later owns without the Bank’s written consent. This does not prohibit:

(a)	Liens and security interests in favor of the Bank or any affiliate of the Bank.

(b)	Liens for taxes not yet due.

(c)	Liens outstanding on the date of this Agreement disclosed in writing to the Bank.

(d)	Liens securing debt incurred solely for the purpose of financing the New Zealand Acquisition or for general working capital purposes and forward exchanges purposes arising therefrom.

(e)	Liens securing debt permitted by Subparagraphs 7.6(d) and 7.6(e).

(f)	Liens securing the WeiFang Revolver provided that such liens and security interests are in favor of Bank or any affiliate of Bank.”

2.3	Paragraph 7.8 is hereby amended and restated in its entirety as follows:

“7.8 Maintenance of Assets.

(a)

Not to sell, assign, lease, transfer or otherwise dispose of any material part of any Related Party’s business or any Related Party’s material assets except assets sold in the ordinary course of such Related Party’s business.

(b)	Not to sell, assign, lease, transfer or otherwise dispose of any assets for less than fair market value, or enter into any agreement to do so.

(c)	Not to enter into any sale and leaseback agreement covering any of its fixed assets.

(d)

To maintain and preserve all rights, privileges, and franchises the Borrower or any Related Party now has, where the failure to so maintain would reasonably be expected to materially and adversely impact Borrower.

(e)

To make any repairs, renewals, or replacements to keep the Borrower’s and each Related Party’s material properties in good working condition, reasonable wear and tear expected, where the failure to so repair, renew or replace would reasonably be expected to materially and adversely impact Borrower.”

2.4	Paragraph 7.10 is hereby amended by adding the following to the end of such paragraph:

“(d) loans and advances to employees in the ordinary course of business.”

2.5	Paragraphs 7.11 and 7.12 are each hereby deleted in their entirety and replaced with the respective placeholder “Intentionally Omitted.”

2.6	Paragraph 7.14(c) and (d) are hereby restated in their entirety as follows:

“(c)

Any lawsuit in which the potential liability of Borrower or any other Obligor is reasonably expected to be in excess of One Million Dollars ($1,000,000) and the liability thereunder is not covered by insurance.

(d)	Any actual or probable contingent liabilities that will materially and adversely impact Borrower.”

2.8 As an accommodation to Borrower’s request to sell the Land, Bank hereby consents to the release of the Non-encumbrance Agreement and agrees to execute simultaneously with the execution of this Amendment a release of the Non-Encumbrance Agreement in the form attached hereto as Exhibit A. Borrower hereby agrees that all proceeds of the sale of the Land shall be applied to Borrower’s indebtedness to Bank. The provisions of Paragraphs 1.4, 1.15, 3.2, 5.11, and 5.12 are hereby deleted in their entirety and replaced with the word “Reserved.”

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true in all material respects as of the date of this Amendment as if made on the date of this Amendment (except to the extent expressly made as of another date), (c) this Amendment does not conflict with any law, material agreement, or material obligation by which the Borrower is bound, the violation of which would have a material adverse effect on Borrower, (d) this Amendment is within the Borrower’s corporate powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational documents, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all material respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

4.1	A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a “Credit Support Provider”) in form satisfactory to the Bank;

4.2	A fully executed Limited Guaranty from Borrower in favor of Bank guarantying the WeiFang Revolver; and

4.3	A fully executed counterpart to the Amended and Restated Security Agreement providing that the WeiFang Revolver be secured by, inter alia, the Collateral.

4.4	KYC Information.

(a)

Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b)	If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

4.5

If the Borrower or any Credit Support Provider is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.6

Payment by the Borrower of all actual, documented costs, expenses and reasonable attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect. In the event the terms of this Amendment conflict with the terms of the Agreement or any other document executed in connection with the Agreement, the terms of this Amendment will control.

6. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURES ON FOLLOWING PAGE]

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

Bank:

Bank of America, N.A.

By:

Name: Andy Martin

Its:  Senior Vice President

Borrower:

Lakeland Industries, Inc., a Delaware corporation

By:       (Seal) Roger D. Shannon, Chief Financial Officer

CONSENT AND REAFFIRMATION OF PLEDGOR

The undersigned (the “Credit Support Provider”) is a pledgor of collateral for, the Borrower’s obligations to the Bank under the Agreement. The Credit Support Provider hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such agreements, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although the undersigned has been informed of the terms of the Amendment, the undersigned understands and agrees that the Bank has no duty to so notify it or any other pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of July   , 2025.

Credit Support Provider:

Lakeland Industries, Inc.

By:      (Seal) Roger D. Shannon, Chief Financial Officer

EXHIBIT A

FORM OF RELEASE OF NON-ENCUMBRANCE AGREEMENT

(ATTACHED HERETO)

This instrument prepared by Austin A. Averitt,

Esq. Butler Snow LLP

One Federal Place

1819 Fifth Avenue North, Suite 1000

Birmingham, Alabama 35203

(205) 297-2210

STATE OF ALABAMA  )

 )

COUNTY OF MORGAN )

RELEASE FROM NON-ENCUMBRANCE AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS, that effective as of July  , 2025, the undersigned, BANK OF AMERICA, N.A., (together with its successors or assigns, the “Bank”), does hereby release the real property described in Exhibit A attached hereto located in Morgan County, Alabama (the “Property”) from that certain Non-Encumbrance Agreement executed by LAKELAND INDUSTRIES, INC., a Delaware corporation (the “Borrower”), in favor of Bank dated as of June 25, 2020, and recorded with the Office of the Judge of Probate of Morgan County, Alabama, on June 29, 2020, in MISC BK 2020, PG 5344.

The foregoing release is being given by Bank in order to facilitate the lien-free sale and transfer of the Property, but shall not otherwise be deemed to alter, diminish, extinguish or satisfy the indebtedness of Borrower or any other party to Bank.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal effective as of the date first set forth above.

BANK OF AMERICA, N.A.,

By:

Name: Andy Martin

Its: Senior Vice President

STATE OF          )

COUNTY OF         )

I,       , the undersigned Notary Public in and for said County, in said State, hereby certify that Andy Martin, whose name as Senior Vice President of BANK OF AMERICA, N.A., is signed to the foregoing agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer and with full authority, executed the same for and as the act of BANK OF AMERICA, N.A.

Given under my hand and official seal this   day of     , 20   .

Notary Public

[AFFIX SEAL]
My commission expires:

EXHIBIT A

LEGAL DESCRIPTION

Parcel I:

A portion of Unit A-7 of Certificate to Subdivide No. 1055-84 as approved by the Decatur City Planning Commission and as recorded in the Morgan County Probate Office in Book 1129, at Page 468, and more particularly described as beginning at a railroad spike at the Northwest corner of Section 8, Township 6 South Range 4 West, Decatur, Morgan County, Alabama and run thence S 89°25’16” E (Alabama State Coordinate System-Grid Bearing) along the North boundary of Section 8 a distance of 50.00 feet to the East right of way margin of Central Parkway; thence S 0°39’35” W along the East right of way margin of Central Parkway a distance of 123.03 feet to the North right of way margin of Pride Street; thence S 89°47’51” E along the North right of way margin of Pride Street and the North property line of the tract being subdivided a distance of 741.56 feet to the true point of beginning of the parcel herein described; thence continue $ 89°47’51” E a distance of 535.64 feet to the Westerly right of way margin of the CSX Railroad; thence S 8°06’34” E along the Westerly right of way margin of the CSX Railroad a distance of 180.90 feet; thence N 89°47’51” W a distance of 759.17 feet to the Easterly right of way margin of Valley Avenue; thence N 12° 16’59” W along the Easterly right of way margin of Valley Avenue a distance of 35.85 feet; thence S 89°47’51” E a distance of 205.13 feet; thence N 0° 12’09” E a distance of 144.00 feet to the true point of beginning, lying in the NE1/4 of the NW1/4 and the NW1/4 of the NW1/4 of Section 8, Township 6 South, Range 4 West, Decatur, Morgan County, Alabama.

Parcel II:

A portion of Unit A-7 of Certificate to Subdivide No. 1055-84 as approved by the Decatur City Planning Commission and as recorded in the Morgan County Probate Office in Book 1129, at Page 468, and more particularly described as beginning at a railroad spike at the Northwest corner of Section 8, Township 6 South, Range 4 West, Decatur, Morgan County, Alabama and run thence S 89°25’16” E (Alabama State Coordinate System-Grid Bearing) along the North boundary of said Section 8 a distance of 50.00 feet to an iron pin on the East right of way margin of Central Parkway; thence S 00°39’35” W along the East right of way margin of Central Parkway a distance of 123.03 feet to an iron pin on the North right of way margin of Pride Street; thence S 89°47’51” E along the North right of way margin of Pride Street a distance of 539.76 feet to an iron pin and the true point of beginning of the parcel herein described; thence S 89°47’51” E a distance of 201.80 feet; thence S 00°12’09” W a distance of 144.00 feet; thence N 89°47’51” W a distance of 205.13 feet to the Easterly right of way margin of Valley Avenue; thence N 12°16’59” W along the Easterly right of way margin of Valley Avenue a distance of 46.96 feet to a point on the cul-de-sac right of way of Pride Street; thence Easterly, then Northeasterly, then Northwesterly direction along the Pride Street cul-de-sac right of way, along a curve to the left, having a radius of 50.00 feet a distance of 170.73 feet (central angle 195°38’14”) to the true point of beginning, lying in the NW 1/4 of the NW 1/4 of Section 8, Township 6 South, Range 4 West, Decatur, Morgan County, Alabama.

Parcel III:

A portion of Unit A of Certificate to Subdivide No. 900-81 as approved by the Decatur City Planning Commission and as recorded in Morgan County Probate Office in Book 1058, at Page 792, and more specifically described as beginning at a railroad spike at the southwest corner of Section 5, Township 6 South, Range 4 West, Decatur, Morgan County, Alabama, and run thence No 00°28’39”E (Alabama State Coordinate System Grid Bearing) along the west boundary of said Section 5 and also along the centerline of Central Parkway a distance of 151.65 feet to a railroad spike; thence S 89°47’51” E a distance of 50.00 feet to an iron pin on the east right of way margin of Central Parkway; thence continue S 89°47’51” E a distance of 390.73 feet to an iron pin and the true point of beginning of the tract herein described; thence from the true point of beginning continue S 89°47’51”E a distance of 844.58 feet to an iron pin on the westerly right of way margin of Seaboard System Railroad; thence S 08°06’34” E along the westerly right of way margin of Seaboard System Railroad a distance of 277.92 feet to an iron pin; thence N 89°47’51 W a distance of 823.86 feet to an iron pin; thence N 12°16’59” W a distance of 281.66 feet to the true point of beginning, lying and being within the SW1/4 of the SW1/4 of Section 5 and the NW 1/4 of the NW1/4 of Section 8, Township 6 South, Range 4 West; Decatur, Morgan County, Alabama.